SECURITIES AND EXCHANGE COMMISSION
Washington, DC   20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 31, 2011

VECTREN CORPORATION
(Exact name of registrant as specified in its charter)

Commission File No.	Registrant, State of Incorporation, Address, and Telephone Number	I.R.S Employer Identification No.

1-15467	Vectren Corporation	35-2086905
(An Indiana Corporation)
One Vectren Square,
Evansville, Indiana 47708
(812) 491-4000

1-16739	Vectren Utility Holdings, Inc.	35-2104850
(An Indiana Corporation)
One Vectren Square,
Evansville, Indiana 47708
(812) 491-4000

Former name or address, if changed since last report:
N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Effective October 31, 2011, Southern Indiana Gas and Electric Company (SIGECO) d/b/a Vectren Power Supply, Inc. (“Vectren Power”) entered into amendments to its coal supply agreements with Vectren Fuels, Inc. (“Fuels”), for its Warrick Unit 4, F.B. Culley and A.B. Brown generating plants, which amendments, among other things, fix the per ton price of coal for the remaining term of these contracts.  These prices are market based and were arrived at as the result of a competitive bidding process conducted by Vectren Power pursuant to a request for coal supply proposals.  In addition, the amendment to the Warrick Unit 4 agreement redacts the amount of the previously agreed-upon handling fee that is waived in the amendment.  These amounts have been redacted from the amendments pursuant to a request for confidential treatment as noted below.  In the amendment to the A.B. Brown Coal Supply Agreement (the “Brown Agreement”), the original commitment to purchase 1,000,000 tons has been revised and SIGECO has agreed to purchase 600,000 tons of coal from Fuels in 2013 and 2014 subject to 15% volume optionality.  In the amendment to the F.B. Culley Coal Supply Agreement (the “Culley Agreement”), the original commitment to purchase 1,100,000 tons has been revised and SIGECO has agreed to purchase 1,000,000 tons of coal from Fuels in 2013, 2014 and 2015, subject to 15% volume optionality.  Under the amendments to the Brown Agreement and Culley Agreement, SIGECO has agreed to purchase its incremental supply needs for 2012 from Fuels at a set price without a minimum volume requirement.  In the amendment to the Warrick Unit 4 Coal Supply Agreement, the original commitment to purchase 480,000 tons has been maintained in 2012, 2013 and 2014. Copies of the amendments are filed herewith as Exhibits 10.1, 10.2 and 10.3. In 2012, SIGECO will also purchase 348,500 tons of coal under an additional existing contract with Fuels.

Item 9.01 Exhibits

(d)	Exhibits:

     The exhibits listed below are filed herewith.

10.1*	Warrick Unit 4 Coal Supply Agreement Amendment No. 1, effective as of October 31, 2011, between Vectren Fuels, Inc. and Vectren Power Supply, Inc.

10.2*	F.B. Culley Coal Supply Agreement Amendment No. 2, effective as of October 31, 2011, between Vectren Fuels, Inc. and Vectren Power Supply, Inc.

10.3*	A.B. Brown Coal Supply Agreement Amendment No. 2, effective October 31, 2011, between Vectren Fuels, Inc. and Vectren Power Supply, Inc.

*Portions of the referenced Exhibits have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Securities Exchange Act of 1934 Rule 24b-2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTREN CORPORATION
November 1, 2011
	By:	/s/ M. Susan Hardwick
M. Susan Hardwick
Vice President, Controller and Assistant Treasurer

INDEX TO EXHIBITS

10.1*	Warrick Unit 4 Coal Supply Agreement Amendment No. 1, effective as of October 31, 2011, between Vectren Fuels, Inc. and Vectren Power Supply, Inc.

10.2*	F.B. Culley Coal Supply Agreement Amendment No. 2, effective as of October 31, 2011, between Vectren Fuels, Inc. and Vectren Power Supply, Inc.

10.3*	A.B. Brown Coal Supply Agreement Amendment No. 2, effective October 31, 2011, between Vectren Fuels, Inc. and Vectren Power Supply, Inc.

*Portions of the referenced Exhibits have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Securities Exchange Act of 1934 Rule 24b-2.